Exhibit 10.2

AMENDMENT TO LEASE BY AND BETWEEN MYERLAKE, LLC. AND AIMMUNE THERAPEUTICS, INC. DATED JUNE 8, 2015

THIS AMENDMENT (“Amendment”) is made this 5th day of May, 2016, by and between MYERLAKE, LLC., a Florida limited liability company ("Landlord"), and AIMMUNE THERAPEUTICS, INC., a Delaware corporation, ("Tenant"), and is attached to and made a part of the Lease between the parties dated June 8, 2015 (the "Lease").

R E C I T A L S

WHEREAS, Tenant leases the Premises (as such term is defined in the Lease) from the Landlord.

WHEREAS, Landlord and Tenant have agreed to amend and modify certain provisions of the Lease regarding the maintenance and repair of the roof on the Building (as such term is defined in the Lease).

WHEREAS, Landlord and Tenant wish to set forth additional terms and conditions of the Lease as set forth herein.

NOW, THEREFORE, the undersigned parties in consideration of the mutual covenants contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged by the undersigned, agree as follows:

1.	The Lease by and between Landlord and Tenant shall be amended and modified as set forth herein.

2.

Approval. Landlord does hereby approve and consent to the Tenant applying and installing a roof coating on the roof of the Building and to any future maintenance, repairs and replacement of the roof of the Building as deemed appropriate by Tenant. Tenant agrees that Landlord will not be responsible for any of the expenses associated with the applying the roof coating.

3.	Maintenance and Repairs (Paragraph 16 of the Lease). From the date of this

Amendment, Tenant shall be responsible for the maintenance, repair and replacement of the roof of the Premises,  and anything associated with the roof, including but not limited to gutters and downspouts.

4.

The provisions of this Amendment to the Lease are intended to supersede, modify, expand, or supplement the provisions of the Lease. If there is a conflict between the provisions of this Amendment and any provisions of the Lease, then the provisions of this Amendment shall be controlling.

5.	Capitalized terms used in this Amendment that are not defined herein shall have the meaning ascribed to such terms in the Lease.

6.	All other provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

Signed and sealed in the presence
of:	LANDLORD:

Myerlake, LLC.,
a Florida limited liability company

/s/ Judy K. Humbarger	/s/ Michael E. Barger
By: Michael E. Barger
Judy K. Humbarger	it's Manager

TENANT:

AIMMUNE THERAPEUTICS, INC.,
a Delaware corporation

/s/ Michael Holfinger	/s/ Jeffrey H. Knapp
By: Jeffrey H. Knapp
Michael Holfinger	it’s COO